UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2006
CLEARANT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	91-2190195
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
11111 Santa Monica Boulevard, Suite 650
Los Angeles, California 90025
(Address of principal executive offices, including zip code)
(310) 479-4570
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On November 9, 2006, Clearant, Inc. issued a press release regarding its financial results for its third quarter ended September 30, 2006, a copy of which is furnished as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 9, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARANT, INC.
Date: November 9, 2006	By:	/s/ Jon Garfield
Jon Garfield
Chief Financial Officer